Putnam
Tax-Free
High Yield
Fund

ANNUAL REPORT

July 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights


* "The fundamentals underpinning the U.S. bond market are as strong as at any time in recent memory. Inflation is low and should stay that way. Economic growth . . . appears to be slowing to a pace less likely to reignite inflation, a fixed-income investor's worst enemy. The Federal Reserve is unlikely to raise interest rates for the foreseeable future. And the growing federal budget surplus is shrinking the supply of bonds. All are conditions that bond buyers generally love."

                                  -- The Wall Street Journal, July 6, 1998

* "Since last fall, our primary goal has been to increase the fund's income by selectively investing in more lower-rated bonds."

                                  -- Blake E. Anderson, manager
                                     Putnam Tax-Free High Yield Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

14 Portfolio holdings

27 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

With its mandate to provide as high a level of tax-free income as is consistent with the preservation of capital, Putnam Tax-Free High Yield Fund has been focusing on municipal bonds at the lower end of the investment-grade spectrum. Not surprisingly, so have many other like-minded investors. The competition for these securities therefore is intense and growing increasingly so. Putnam's extensive credit analysis capability thus becomes an important differentiation factor.

Many of these sought-after issues are found in the health-care industry, especially within the hospital universe. Your fund, in fact, has held a significant number of hospital bonds for some time and as a group they have performed well. In fund management's opinion, prospects within this area are still positive, and so the fund's focus remains concentrated there.

Finally, I am pleased to announce the appointment of Blake Anderson as your fund's manager. Blake has been with Putnam since 1987 and has 12 years of investment experience. In the following report, Blake discusses your fund's performance during fiscal 1998 and the outlook for the fiscal year just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 16, 1998


Report from the Fund Manager
Blake E. Anderson

Investors in tax-exempt funds have been more fortunate than other investors who have had to deal with the turmoil in Asia, Russia, and Latin America. The good fortune extends to Putnam Tax-Free High Yield Fund, which has continued to provide a reliable income stream exempt from federal taxes along with a minimum of price volatility. For the 12 months ended July 31, 1998, the fund's class A shares returned 6.08% at net asset value and 1.02% at public offering price. For complete performance information, please see pages 8 through 10.

* FUND FOCUSES ON LOWER-RATED BONDS, HEALTH-CARE AND TRANSPORTATION
  SECTORS

Since last fall, our primary goal has been to increase the fund's income by selectively investing in more lower-rated bonds. When the yield difference between high-quality bonds and low-quality bonds is narrow, this is easier said than done. Bonds in the lowest tier of the investment-grade sector (rated Baa by Moody's) are becoming more and more difficult to find; not only are there many other tax-exempt funds looking for higher-yield opportunities, but many Baa credits have been upgraded by the addition of insurance. Consequently, we have been looking for opportunities in the upper tier of the high-yield market (Ba- and B-rated bonds), where there is slightly more supply and where we believe the additional income potential justifies the additional risk.

Within our sector strategy, we remain attracted to issues in the health-care/hospital sector, in which we have found many attractive credits in the past. Nonprofit hospitals throughout the country have experienced a significant amount of merger activity in recent months but this trend seems to be declining; we are actually beginning to see for-profit hospital groups selling individual hospitals. In addition, we have purchased several smaller health-care bonds at attractive prices, especially in the New Hampshire market.

Transportation issues have also fared well over the past year, particularly industrial revenue bonds backed by major airlines. Passenger volume has been up, while capacity remains steady and fuel costs are relatively low. This combination of factors has enabled airlines to increase prices and thereby realize substantial profits. As a result, we have seen some strong performance from many of the fund's airline holdings. One outstanding performer has been the Northwest Arkansas Airport issue, which is currently nonrated. But American Airlines recently signed on to provide jet service into this airport, providing a valuable vote of confidence in the future of this enterprise. Additionally the fund's investments in revenue bonds backed by Delta Airlines and American Airlines have appreciated following their respective credit upgrades. We believe these bonds represent some of the best opportunities in the lower-rated sector of the market. While these holdings, along with others discussed in this report were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care           22.4%

Transportation        13.3%

Utilities             11.2%

Housing                8.6%

Forest products
and paper              5.3%

Footnote reads:
*Based on net assets as of 7/31/98. Holdings will vary over time.



* STRONG ECONOMY BUOYS GENERAL OBLIGATION BONDS

Strengthened by economic growth, many cities and towns have experienced large budget surpluses from strong tax collections. Given this background, it makes sense that other high-performing bonds come from the general obligation sector, in which the bond issues are backed by taxes, not revenues or fees. One example of this trend is Massachusetts general obligation bonds, which are backed by a strong local economy and have benefited from a credit upgrade during the spring. Although the financial troubles of Washington, DC, had been headline news for quite some time, we believed that the district's general obligation bonds offered a more solid opportunity than the negative publicity indicated. Our perseverance was rewarded when the bonds were prerefunded during the past year.

In a prerefunding, the municipality issues new bonds to pay off the original bond issue at the first call date or maturity. Proceeds from the new issue in an amount sufficient to pay off the entire original bond issues are invested in an escrow fund made up of U.S. Treasury issues. Because U.S. Treasuries are the safest of all securities, the original bonds are considered more creditworthy and an upgrade to AAA generally follows -- along with higher prices.

With the 30-year bond paying only a modest 30 to 40 basis points over a 10-year bond, investors are not compensated for taking on higher risk of longer maturities. For this reason, we have found the best value
(attractive yield with minimal volatility) in the intermediate range of the yield curve -- anywhere from 8 to 15 years.

* OUTLOOK FAVORABLE FOR MUNICIPAL BONDS OVER REMAINDER OF FISCAL YEAR

As we move into the second half of 1998, we expect continued moderate economic growth in the United States with little inflation, though growth may be dampened by the crisis in Asia and other emerging markets. Personal income growth remains strong and interest rates are low, presenting favorable conditions for growth to continue.

[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Ba and under -- 41.6%

Baa -- 13.6%

Aaa -- 34.2%

Aa -- 7.0%

A -- 3.6%

Footnote reads:
*As a percentage of market value as of 7/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The financial unrest in Asia, Russia, and Latin America will likely keep the Federal Reserve Board on the sidelines or allow U.S. interest rates to move modestly lower over the near term. All these factors provide reasons for reasonable optimism for municipal bonds, though bouts of volatility are also expected. We will continue to focus on stabilizing the net asset value and improving income levels through investments in lower-rated, higher-yielding bonds.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/3198, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary


This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free High Yield Fund is designed for investors seeking high current income free from federal income tax through investments primarily in high yield tax-exempt securities.


TOTAL RETURN FOR PERIODS ENDED 7/31/98

                                Class A           Class B           Class M
(inception date)               (9/20/93)         (9/9/85)         (12/29/94)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       6.08%    1.02%    5.47%    0.47%    5.84%    2.39%
------------------------------------------------------------------------------
5 years                     33.64    27.26    29.52    27.57    30.95    26.74
Annual average               5.97     4.94     5.31     4.99     5.54     4.85
------------------------------------------------------------------------------
10 years                   109.15    99.28   102.73   102.73   104.95    98.32
Annual average               7.66     7.14     7.32     7.32     7.44     7.09
------------------------------------------------------------------------------
Life of fund               186.68   172.98   177.88   177.88   180.91   171.85
Annual average               8.51     8.10     8.25     8.25     8.34     8.07
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/98

                                      Lehman Bros. Municipal    Consumer
                                            Bond Index         Price Index
------------------------------------------------------------------------------
1 year                                         5.99%              1.68%
------------------------------------------------------------------------------
5 years                                       36.95              13.02
Annual average                                 6.49               2.48
------------------------------------------------------------------------------
10 years                                     121.13              37.72
Annual average                                 8.26               3.25
------------------------------------------------------------------------------
Life of fund                                 204.11              51.11
Annual average                                 8.99               3.25
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1- and 5-year periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
7/31/88
                                Lehman Bros.
              Fund's class B  Municipal Bond   Consumer Price
Date             shares           Index            Index

7/31/88          10,000           10,000           10,000
7/31/89          11,170           11,218           10,498
7/31/90          11,639           11,995           11,004
7/31/91          12,451           13,043           11,494
7/31/92          14,269           14,836           11,857
7/31/93          15,651           16,147           12,187
7/31/94          15,864           16,454           12,524
7/31/95          16,743           17,750           12,870
7/31/96          17,593           18,922           13,249
7/31/97          19,222           20,865           13,545
7/31/98         $20,273          $22,113          $13,772

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class A shares would have been valued at $20,915 at net asset value ($19,928 at public offering price); a $10,000 investment in the fund's class M shares would have been valued at $20,495 ($19,832 at public offering price).


PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/98
                             Class A           Class B          Class M
------------------------------------------------------------------------------
Distributions (number)         12                12               12
------------------------------------------------------------------------------
Income                      $0.813512         $0.718991        $0.769154
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
 Total                      $0.813512         $0.718991        $0.769154
------------------------------------------------------------------------------
Share value:              NAV      POP           NAV         NAV      POP
------------------------------------------------------------------------------
7/31/97                  $14.56   $15.29       $14.56       $14.55   $15.04
------------------------------------------------------------------------------
7/31/98                   14.61    15.34        14.62        14.61    15.10
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
Current dividend rate2     5.48%    5.22%        4.83%        5.18%    5.01%
------------------------------------------------------------------------------
Taxable equivalent3        9.07     8.64         8.00         8.58     8.29
------------------------------------------------------------------------------
Current 30-day SEC yield4  4.60     4.38         4.02         4.35     4.20
------------------------------------------------------------------------------
Taxable equivalent3        7.62     7.25         6.66         7.20     6.95
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)
                                Class A           Class B           Class M
(inception date)               (9/20/93)         (9/9/85)         (12/29/94)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       8.43%    3.30%    7.88%    2.88%    8.18%    4.67%
------------------------------------------------------------------------------
5 years                     33.85    27.51    29.92    27.97    31.20    26.90
Annual average               6.00     4.98     5.37     5.06     5.58     4.88
------------------------------------------------------------------------------
10 years                   110.71   100.73   104.50   104.50   106.54    99.81
Annual average               7.74     7.22     7.42     7.42     7.52     7.17
------------------------------------------------------------------------------
Life of fund               186.24   172.56   177.79   177.79   180.55   171.51
Annual average               8.56     8.15     8.31     8.31     8.39     8.12
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


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Report of independent accountants
For the fiscal year ended July 31, 1998

To the Trustees and Shareholders of
Putnam Tax-Free High Yield Fund
(a series of Putnam Tax-Free Income Trust)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") at July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1998, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 11, 1998




Portfolio of investments owned
July 31, 1998


Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FNMA Coll.      -- Federal National Mortgage Association Collateralized
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
IF COP          -- Inverse Floating Rate Certificate of Participation
LOC             -- Letter of Credit
MBIA            -- Municipal Bond Investors Assurance Corporation
TRAN            -- Tax Revenue Anticipation Notes
U.S. Govt. Coll.-- U.S. Government Collateralized
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.6%) (a)
PRINCIPAL AMOUNT                                                                               RATINGS(RAT)          VALUE

Alabama (1.1%)
--------------------------------------------------------------------------------------------------------------------------
       $  5,000,000  Anniston, Indl. Dev. Rev. Bonds (Hoover Group Inc.),
                       8 1/2s, 9/1/10                                                           B/P         $    5,612,500
          3,500,000  Baldwin Cnty., Eastern Shore Hlth. Care
                       Auth. Rev. Bonds, 5 3/4s, 4/1/27                                         Baa3             3,565,625
         10,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                       5.7s, 5/1/19                                                             BBB-            10,075,000
          2,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                       7 7/8s, 5/1/19                                                           BBB-/P           2,372,500
                                                                                                            --------------
                                                                                                                21,625,625

Alaska (1.4%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  AK Hsg. Fin. Auth. IFB, 8s, 12/1/19 (acquired 3/3/98,
                       cost $11,113,800) (RES)                                                  Aa/P            11,250,000
                     AK State Hsg. Fin. Corp. Rev. Bonds
          3,650,000    7.7s, 12/1/35 (acquired 10/22/97,
                       cost $3,883,600) (RES)                                                   Aa/P             3,923,750
         12,000,000    Ser. A, 5.55s, 6/1/34 (acquired 11/26/97,
                       cost $12,150,000) (RES)                                                  Aaa             12,285,000
                                                                                                            --------------
                                                                                                                27,458,750

Arizona (1.5%)
--------------------------------------------------------------------------------------------------------------------------
         13,000,000  Apache Cnty., Indl. Dev. Auth. Poll. Control
                       Rev. Bonds (Tuscon Elec. Pwr. Co.),
                       Ser. B, 5 7/8s, 3/1/33                                                   B2              13,032,500
                     Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                       (America West Airlines, Inc.)
          5,682,408    Ser. A 95-1, 8.3s, 1/1/06                                                B+/P             5,770,372
            526,316    Ser. B 95-2, 8.2s, 1/1/99                                                B+/P               534,468
            200,000  Pima Cnty., Indl. Dev. Auth. VRDN (Tucson Elec.
                       Pwr. Co.-Irvington), Ser. A, 3.55s, 10/1/22
                       (Societe Generale (LOC))                                                 VMIG1              200,000
          3,625,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Casa Grande Regl. Med. Ctr.), Ser. B,
                       8 1/8s, 12/1/22                                                          B/P              3,887,813
                     Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                       (Westminster Village)
          2,300,000    Ser. A, 8s, 6/1/11                                                       BB-/P            2,578,875
          3,150,000    Ser. B, 7.05s, 6/1/16                                                    BB-/P            3,465,000
                                                                                                            --------------
                                                                                                                29,469,028

Arkansas (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          8,575,000  Arkansas Dev. Auth. Rev. Bonds, Ser. A, MBIA,
                       5.45s, 7/1/24                                                            Aaa              8,575,000
                     Northwest Regl. Apt. Auth. Rev. Bonds
         14,500,000    7 5/8s, 2/1/27                                                           B+/P            16,602,500
          3,000,000    7s, 2/1/10                                                               B+/P             3,236,250
                                                                                                            --------------
                                                                                                                28,413,750

California (10.5%)
--------------------------------------------------------------------------------------------------------------------------
                     ABAG Fin. Auth. COP (American
                       Baptist Homes), Ser. A
          7,000,000    5.85s, 10/1/27                                                           BBB              7,183,750
          3,000,000    5 3/4s, 10/1/17                                                          BBB              3,078,750
                     Anaheim, Pub. Fin. Auth. Lease Rev. Bonds, Ser. C, FSA,
          3,025,000    6s, 9/1/14                                                               Aaa              3,395,563
          3,000,000    6s, 9/1/13                                                               Aaa              3,367,500
          4,000,000    6s, 9/1/11 (SEG)                                                         Aaa              4,520,000
          5,000,000  CA Poll. Cntrl. Fin. Auth. Rev. Bonds
                       (Laidlaw Environmental), Ser. A, 6.7s, 7/1/07                            B-/P             5,281,250
         13,700,000  CA State G.O. Bonds, 6 1/2s, 2/1/08                                        A1              15,806,375
          8,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20                    B/P              9,590,000
          3,000,000  East Bay, Muni. Util. Dist. Wtr. Syst. Rev. Bonds,
                       MBIA, 4 3/4s, 6/1/34                                                     Aaa              2,793,750
                     Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
          5,700,000    (Air Canada), 8 3/4s, 10/1/14                                            B1               6,633,375
          5,070,000    (United Airlines, Inc.), 6 7/8s, 11/15/12                                Baa3             5,577,000
          5,000,000  Los Angeles, Wastewater Syst. IFB, FGIC, 6.632s,
                       11/1/06 (acquired 11/8/93, cost $5,417,200) (RES)                        Aaa              5,650,000
         10,000,000  Orange Cnty., Pub. Fac. Corp. COP
                       (Solid Waste Management), 7 7/8s, 12/1/13                                Baa             10,335,600
                     Redondo Beach, Redev. Agcy. Multi-Fam. Hsg.
                       Rev. Bonds (Heritage Point)
          3,130,000    Ser. B, 8 1/2s, 8/1/23                                                   BBB/P            3,286,500
          5,100,000    Ser. A, 6 1/2s, 9/1/23                                                   BBB/P            5,393,250
          5,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin.),
                       Ser. A, MBIA, 6 1/2s, 8/1/17                                             Aaa              5,887,500
         21,000,000  San Bernardino Cnty., IF COP (PA-100-Med. Ctr. Fin.),
                       MBIA, 8.535s, 8/1/28 (acquired 6/27/95,
                       cost 22,664,040) (RES)                                                   Aaa/P           27,273,750
         10,000,000  San Diego, Regl. Bldg. Auth. Lease COP,
                       MBIA, 6.9s, 5/1/23                                                       Aaa             10,462,500
         10,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                       8 3/8s, 7/1/29                                                           B/P             10,787,500
         10,000,000  Santa Clara Cnty., Hsg. Auth. Rev. Bonds
                       (Blossom River Apts), Ser. A, 6 1/2s, 9/1/39                             B+/P            10,037,500
          9,650,000  Southern CA Pub. Pwr. Auth. IFB (Transmission),
                       7.893s, 7/1/12                                                           Aa3             10,976,875
         19,100,000  Vallejo, COP (Marine World Foundation),
                       7.2s, 2/1/26                                                             BB+/P           20,866,750
         10,500,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                    BB+/P           11,379,375
                     Valley Hlth. Syst. Hosp. Rev. Bonds
          1,500,000    6 1/2s, 5/15/25                                                          BBB-             1,623,750
          3,000,000    Ser. A, 6 1/2s, 5/15/15                                                  BBB-             3,266,250
          6,000,000  Ventura, Port. Dist. COP, 6 3/8s, 8/1/28                                   B/P              6,000,000
                                                                                                            --------------
                                                                                                               210,454,413

Colorado (6.4%)
--------------------------------------------------------------------------------------------------------------------------
         13,000,000  Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                       Rev. Bonds, Ser. E-470, 7s, 8/31/26                                      Aaa             15,453,750
                     CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.)
         10,000,000    8 3/8s, 12/1/26                                                          B/P             11,687,500
          5,000,000    8.3s, 12/1/17                                                            B/P              5,837,500
                     CO Hsg. Fin. Auth. Rev. Bonds
          8,500,000    (Single Fam.), Ser. A-2, 6.6s, 5/1/28                                    Aa2              9,456,250
          9,500,000    Ser. C-3, FHA Insd., 5.7s, 10/1/21                                       Aa2              9,642,500
                     Denver, City & Cnty. Arpt. Rev. Bonds
          2,645,000    Prerefunded Ser. A MBIA, 8 3/4s, 11/15/23                                Aaa              3,061,588
          6,475,000    Prerefunded Ser. A 8 3/4s, 11/15/23                                      Aaa              7,494,813
          7,355,000    Ser. A, MBIA, 8 3/4s, 11/15/23                                           Aaa              8,513,413
         17,925,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1            20,479,313
          1,100,000    Prerefunded Ser. A MBIA, 8 1/2s, 11/15/23                                Aaa              1,226,500
         11,650,000    Ser. A, MBIA, 8 1/2s, 11/15/23                                           Aaa             12,989,750
          8,000,000    Ser. D, MBIA, 7 3/4s, 11/15/13                                           Aaa             10,330,000
          3,915,000    Ser. A, 7 1/4s, 11/15/25                                                 AAA              4,463,100
          6,350,000  Douglas Cnty., School Distr. G.O. Bonds
                       (North Regl. 1, Douglas & Elebert Cntys.),
                       MBIA, 7s, 12/15/12                                                       Aaa              7,834,313
                                                                                                            --------------
                                                                                                               128,470,290

Connecticut (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          6,355,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                       (Alzheimer's Resource Ctr.), Ser. A, 10s, 8/15/21                        AAA/P            7,578,338
                     CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          5,036,500    Ser. A, 7 3/4s, 10/1/17                                                  CCC/P            5,036,853
            457,426    Ser. B, zero %, 3/1/21                                                   CCC/P               82,282
          5,500,000  CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                       8.116s, 6/10/30                                                          Aaa              6,105,000
          6,500,000  CT. State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Edgehill), Ser. A, 6 7/8s, 7/1/27                                       BB-/P            6,914,375
                                                                                                            --------------
                                                                                                                25,716,848

District of Columbia (3.8%)
--------------------------------------------------------------------------------------------------------------------------
                     DC G.O. Bonds, Ser. A
         17,000,000    Ser. A, 6 3/8s, 6/1/26                                                   AAA             19,252,500
         10,000,000    Ser. A, 6s, 6/1/26                                                       Ba1             10,525,000
          7,220,000    Ser. B, MBIA, 6s, 6/1/12                                                 Aaa              7,996,150
         10,000,000    Ser. B, MBIA, 6s, 6/1/11                                                 Aaa             11,062,500
                     DC Rev. Bonds (National Public Radio)
          4,400,000    7.7s, 1/1/23                                                             BB+/P            4,829,000
          2,500,000    7 5/8s, 1/1/18                                                           BB+/P            2,746,875
         18,630,000  DC Rev. Bonds COP, 7.3s, 1/1/13                                            BB-             20,958,750
                                                                                                            --------------
                                                                                                                77,370,775

Florida (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          9,260,000  Brevard Cnty., Hlth. Auth. Rev. Bonds
                       (Courtenay Springs Village), 7 3/4s, 11/15/24                            BB-/P           10,197,575
         10,360,000  FL Gen. Svcs. Rev. Bonds (Env. Protection
                       Preservation 2000), Ser. A, FSA, 6s, 7/1/11                              Aaa             11,693,850
         24,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                       (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                  B+/P            27,900,000
          5,970,000  Hillsborough Cnty., Aviation Auth. Special Purpose
                       Fac. Rev. Bonds (U.S. Air Inc.), 8.6s, 1/15/22                           B2               6,761,025
          1,070,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                       (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                                    B/P              1,094,032
                     Palm Beach Cnty., Student Hsg. Rev. Bonds
                       (Palm Beach Cmnty. College)
          3,950,000    Ser. A, 8s, 3/1/23                                                       B-/P             3,954,938
            135,000    Ser. B, zero %, 3/1/23                                                   B-/P               124,538
                     Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                       (FL Terminals Inc.), Ser. A
          3,125,000    7 3/4s, 5/1/21                                                           BB/P             3,433,594
          2,880,000    7 1/2s, 5/1/15                                                           BB/P             3,142,800
                                                                                                            --------------
                                                                                                                68,302,352

Georgia (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,100,000  Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                       (Boise Cascade Corp.), 7s, 9/1/14                                        Baa3             5,731,125
                     De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                       (Briarcliff Park Apts.)
          8,000,000    Ser. B, 10s, 4/1/17                                                      B+/P             9,050,000
          5,900,000    Ser. A, 7 1/2s, 4/1/17                                                   BBB+/P           6,408,875
          9,500,000  Forsyth Cnty., Dev. Auth. Indl. Rev. Bonds
                       (Hoover Group Inc.), 8 1/2s, 12/1/05                                     Ba3             11,055,625
            700,000  Fulton Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                       (Holcombs Landing Apts), 3.55s, 8/1/26
                       (First Union National Bank (LOC))                                        A-1                700,000
          9,200,000  GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. B,
                       FSA, 6 3/8s, 1/1/16                                                      Aaa             10,660,500
                     Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                       Rev. Bonds (Visay Paper Inc.)
          5,875,000    7 1/2s, 1/1/26                                                           BB/P             6,411,094
         14,240,000    7.4s, 1/1/16                                                             BB/P            15,539,400
          3,160,000  Savannah, Econ. Dev. Auth. Poll. Control Rev. Bonds
                       (Stone Container Corp.), 8 1/8s, 7/1/15                                  B/P              3,653,750
                                                                                                            --------------
                                                                                                                69,210,369

Hawaii (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     HI State G.O. Bonds FGIC
          8,330,000    Ser. CM, 6 1/2s, 12/1/16                                                 Aaa              9,808,575
          5,330,000    Ser. C, 6 1/2s, 12/1/15                                                  Aaa              6,276,075
          5,000,000    Ser. C, 6 1/2s, 12/1/14                                                  Aaa              5,887,500
                                                                                                            --------------
                                                                                                                21,972,150

Illinois (2.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Chicago, Gas Supply Rev. Bonds
                       (Peoples Gas & Lt.), Ser. A, 6 7/8s, 3/1/15                              Aa3              5,481,250
          2,080,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             2,321,800
                     IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
          5,000,000    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                       4/15/19 (acquired 5/10/90, cost $4,792,455)
                       (In default) (NON) (RES)                                                 D/P              3,850,000
          1,160,000    (Mercy Hsg. Corp.), 7s, 8/1/24                                           Baa1             1,341,250
                     IL Dev. Fin. Auth. Rev. Bonds
                       (Cmnty. Rehab Providers Fac.)
          2,585,000    8 1/4s, 8/1/12                                                           BB/P             2,546,225
          2,520,000    Ser. A, 7 7/8s, 7/1/20                                                   BB/P             2,875,950
          4,760,000    Prerefunded, Ser. A, 7 7/8s, 7/1/20                                      AAA/P            5,819,100
          3,065,000    Ser. A, 7 1/2s, 3/1/14                                                   BB/P             3,570,725
          5,990,000    (Victor C. Neumann Associates), 7 1/4s, 7/1/18                           B/P              6,027,438
            835,000     Ser. A, 7 1/4s, 3/1/04                                                  BB/P               912,238
                     IL Hlth. Fac. Auth. Rev. Bonds
          3,000,000    (Glen Oaks Med. Ctr.), Ser. B, 7s, 11/15/19                              Baa1             3,420,000
          3,000,000    (Hinsdale Hosp.), Ser. A, 7s, 11/15/19                                   Baa1             3,420,000
          5,000,000    (Glen Oaks Medical Ctr.), Ser. B, 6.95s, 11/15/13                        Baa1             6,062,500
          5,170,000    (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                                BBB/P            6,268,625
                                                                                                            --------------
                                                                                                                53,917,101

Indiana (1.8%)
--------------------------------------------------------------------------------------------------------------------------
                     East Chicago, Poll. Control Rev. Bonds
                       (Inland Steel Co.)
         12,000,000    7 1/8s, 6/1/07                                                           Ba3             13,695,000
          8,000,000    6.8s, 6/1/13                                                             Ba3              8,660,000
          6,858,495  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                               BB+/P            7,385,433
          4,500,000  Plainfield, Indl. Econ. Dev. Rev. Bonds
                       (Jorgensen Steel), 8 1/2s, 9/1/04                                        B-/P             4,966,875
          1,667,765  Westfield, Econ. Dev. Rev. Bonds (Westfield Village
                       Hlth. Care Ctr.), FHA Insd., 12s, 5/15/14                                AAA/P            1,790,529
                                                                                                            --------------
                                                                                                                36,497,837

Iowa (1.6%)
--------------------------------------------------------------------------------------------------------------------------
                     IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives)
         22,000,000    9 1/4s, 7/1/25                                                           BB+/P           29,590,000
          1,500,000    9.15s, 7/1/09                                                            BB+/P            1,963,125
            215,000  Marion Cnty., 1st Mtge. Rev. Bonds
                       (AHF/Kentucky Iowa, Inc.), 10 1/4s, 1/1/20                               B-/P               224,944
                                                                                                            --------------
                                                                                                                31,778,069

Kentucky (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst.),
                       MBIA, 8.938s, 10/23/14                                                   Aaa              5,918,750
         10,000,000  Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                       (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                                 Baa3            11,050,000
          1,255,000  Lexington-Fayette Cnty., Urban Govt. 1st Mtge.
                       Rev. Bonds (AHF/Kentucky Iowa, Inc.),
                       10 1/4s, 1/1/20                                                          B-/P             1,313,044
                                                                                                            --------------
                                                                                                                18,281,794

Louisiana (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,900,000  Beauregard, Parish Rev. Bonds
                       (Boise Cascade Corp.), 7 3/4s, 6/1/21                                    Baa3             3,193,625
          8,050,000  Hodge, Combined Util. Rev. Bonds
                       (Stone Container Corp.), 9s, 3/1/10                                      B/P              8,643,688
          7,000,000  LA Hlth. Ed. Auth. Rev. Bonds (Lambert House),
                       Ser. A, 6.2s, 1/1/28                                                     B/P              7,113,750
          2,000,000  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                       (St. James Place), 10s, 11/1/21                                          B-/P             2,285,000
         20,500,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                              A3              23,498,125
          7,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                       (Continental Grain Co.), 7 1/2s, 7/1/13                                  BB               7,743,750
          6,500,000  St. Charles, Parish Poll. Control Rev. Bonds
                       (LA Pwr. & Lt. Co.), 8s, 12/1/14                                         Baa3             6,955,000
                     St. James Parish, Solid Waste Disp. Rev. Bonds
                       (Kaiser Aluminum)
          9,000,000    7 3/4s, 8/1/22                                                           B-/P             9,990,000
         19,000,000    7.7s, 12/1/14                                                            Ba1             21,208,750
          6,000,000  W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.), 8s, 12/1/24                                     Ba1              6,375,000
                                                                                                            --------------
                                                                                                                97,006,688

Maryland (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Denton, 1st Mtge. Rev. Bonds
                       (Shore Nursing Rehab. Ctr.), 9s, 4/1/20                                  B/P              2,662,500

Massachusetts (7.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,935,000  Agawam, Res. Recvy. Rev. Bonds (Springfield Res.
                       Recvy.), 8 1/2s, 12/1/08                                                 BBB-             4,020,980
         10,000,000  MA St. Tpk. Auth. Rev. Bonds, Ser. A, MBIA, 5s, 1/1/37                     Aaa              9,650,000
         19,330,000  MA State G.O. Bonds, Ser. A, 6s, 11/1/11                                   Aa3             21,673,763
         10,000,000  MA State Special Oblig. Rev. Bonds, Ser. A, 5 3/8s,
                       6/1/11                                                                   Aa3             10,612,500
                     MA State Hlth. & Edl. Fac. Auth. IFB
          5,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.77s, 8/12/21                       Aaa              5,868,750
          2,000,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                       9.396s, 10/1/31                                                          Aaa              2,345,000
          5,600,000    (Boston U.), Ser. L, MBIA, 8.268s, 7/1/25                                Aaa              6,307,000
          3,325,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Baa3             3,545,281
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          4,000,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            4,515,000
         30,635,000    Ser. A, 9s, 7/1/15                                                       BB-/P           34,464,375
                     MA State Indl. Fin. Agcy. Rev. Bonds
          1,800,000    (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14                        B/P              1,950,750
          5,800,000    (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14                        B/P              6,285,750
          8,800,000    (Orchard Cove Inc.), U.S. Govt. Coll., 9s, 5/1/22                        Aaa/P           10,494,000
          2,330,000    (MA Tpk.), U.S. Govt. Coll., 9s, 10/1/20                                 Aaa/P            2,612,513
          1,995,000    (Morton Hosp. & Med. Ctr.), Ser. A, U.S. Govt.
                       Coll., 8 3/4s, 7/1/11                                                    Aaa              2,109,972
          3,000,000    (Emerson College), 8 1/4s, 1/1/17                                        BBB-/P           3,296,250
          5,000,000    (Evanswood Bethzatha Corp.), 8s, 1/15/27                                 B+/P             5,350,000
          3,500,000    (1st Mtge. Evanswood Bethzatha-A),
                       7 7/8s, 1/15/20                                                          B+/P             3,801,875
          2,065,000    (Sr. Living Fac. Forge Hill), 7s, 4/1/17                                 B/P              2,080,488
          3,925,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                       9 1/4s, 12/1/22                                                          BB-/P            4,572,625
                                                                                                            --------------
                                                                                                               145,556,872

Michigan (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,530,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                       (Glacier Hills Inc.), 8 3/8s, 1/15/19 (SEG)                              B+/P             2,596,311
         20,170,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                       Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                                       BBB+/P          24,884,738
                     Garden Cty, Hosp. Fin. Auth. Rev. Bonds
          3,000,000    (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17                              BBB-/P           2,977,500
          3,000,000    (Garden City Hosp. OB Group), Ser. A,
                       5 5/8s, 9/1/10                                                           BBB-/P           2,981,250
          4,130,000  MI State Hosp. Fin. Auth. Rev. Bonds
                       (Garden City Hosp.), 8.3s, 9/1/02                                        Ba3              4,656,575
          7,500,000  MI State Strategic Fund Ltd. Oblig. IFB, 8.4s, 9/1/25
                       (acquired 3/9/98, cost 9,018,750) (RES)                                  Aaa              9,121,875
          5,700,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              6,284,250
          7,500,000  MI State Strategic Fund Resource Recvy. Ltd.
                       Oblig. Rev. Bonds (Central Wayne Energy Rec.),
                       Ser. A, 7s, 7/1/27                                                       B/P              7,593,750
         26,955,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                       (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                   B/P             29,482,031
          5,390,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                       (Canterbury Hlth. Care, Inc.), 8 3/8s, 7/1/23                            B-/P             5,120,500
                                                                                                            --------------
                                                                                                                95,698,780

Minnesota (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,885,000  Chaska, Indl. Dev. Rev. Bonds
                       (Lifecore Biomedical, Inc.), 10 1/4s, 9/1/20                             BB-/P            3,124,945
          5,000,000  Intl. Falls, Env. Fac. Rev. Bonds
                       (Boise Cascade Corp.), 7.2s, 10/1/24                                     Baa3             5,675,000
          8,000,000  Minneapolis, Single Family Rev. Bonds (Phase V),
                       FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                                  Aaa              8,570,000
          3,200,000  Shakopee Multi-Fam. Adj. Rate Rev. Bonds
                       (Riva Ridge Apts.), 8 1/2s, 12/1/08                                      B-/P             3,200,000
                                                                                                            --------------
                                                                                                                20,569,945

Mississippi (0.8%)
--------------------------------------------------------------------------------------------------------------------------
                     Claiborne Cnty., Poll. Control Rev. Bonds
                       (Middle South Energy, Inc.)
          4,500,000    Ser. C, 9 7/8s, 12/1/14                                                  Ba1              4,705,560
         10,000,000    Ser. A, 9 1/2s, 12/1/13                                                  Ba1             10,445,000
                                                                                                            --------------
                                                                                                                15,150,560

Montana (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         13,850,000  MT State Hlth. Fac. Auth. Hosp. Fac. IFB, AMBAC,
                       6.719s, 2/25/25                                                          Aaa             13,971,188

Nebraska (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Kearney, Indl. Dev. Rev. Bonds (Great Platte
                       River Road), 6 3/4s, 1/1/28                                              B/P              4,875,000
          2,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                       9.34s, 11/15/16                                                          Aaa              2,352,500
         12,100,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                       Ser. D, GNMA Coll., 7.918s, 3/1/26                                       Aaa             13,431,000
                                                                                                            --------------
                                                                                                                20,658,500

New Hampshire (2.9%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,810,000    (Havenwood-Heritage Heights), U.S. Govt. Coll.,
                       9 3/4s, 12/1/19                                                          Aaa/P            3,105,050
          2,360,000    (Franklin Regl. Hosp.), 8 3/4s, 9/1/19                                   BBB/P            2,569,450
          9,000,000    (1st Mtge.-Rivermead Peterborough),
                       8 1/2s, 7/1/24                                                           Aaa/P           11,148,750
          5,900,000    (Havenwood-Heritage Heights), 7.35s, 1/1/18                              BB+/P            6,600,625
          3,000,000    (Rivermead at Peterborough), 5 3/4s, 7/1/28                              BB/P             2,992,500
          4,400,000    (Lakes Region Hosp.), 5 3/4s, 1/1/08                                     A-/P             4,570,500
          9,200,000  NH State Bus. Fin. Auth. Poll. Control &
                       Solid Waste Rev. Bonds (Crown Paper Co.),
                       7 3/4s, 1/1/22                                                           BB-             10,614,500
          3,550,000  NH State Bus. Fin. Auth. Rev. Bonds
                       (Proctor Academy), Ser. A, 5.6s, 6/1/28                                  Baa2             3,536,688
         12,000,000  NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                       (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                      Ba3             12,225,000
                                                                                                            --------------
                                                                                                                57,363,063

New Jersey (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                       (acquired 4/12/94 cost $5,000,000) (RES)                                 B/P              5,600,000
                     NJ Econ. Dev. Auth. Rev. Bonds
          7,000,000    (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                            B/P              7,831,250
         12,000,000    (Newark Arpt. Marriot Hotel), 7s, 10/1/14                                B+/P            13,050,000
          5,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              5,500,000
          4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I, 8.311s,
                       11/1/07 (acquired from 2/11/93 to 8/24/95,
                       cost $4,143,120) (RES)                                                   A+/P             4,375,000
         10,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds
                       (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                            Aaa             11,725,000
          5,905,000  NJ Wastewtr. Treatment Rev. Bonds
                       (Wastewtr. Treatment), Ser. C, 6 7/8s, 6/15/08                           Aa2              7,093,381
          4,000,000  Salem Cnty. Indl. Poll. Control Fin. Auth. IFB, MBIA,
                       8.1s, 10/1/29 (acquired 10/28/94,
                       cost $3,785,680) (RES)                                                   Aaa              4,965,000
                                                                                                            --------------
                                                                                                                60,139,631

New Mexico (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                       Pwr Co. San Juan), Ser. A, 6.95s, 10/1/20                                B2              10,091,250

New York (9.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  Erie Cnty., Indl. Dev. Life Care Cmnty. Rev. Bonds
                       (Episcopal Church Home), Ser. A, 6s, 2/1/28                              B+/P             7,061,250
                     Metropolitan Trans. Auth. Fac. Rev. Bonds
         13,640,000    Ser. A, MBIA, 6 1/4s, 4/1/12                                             Aaa             15,634,850
          5,000,000    Ser. B-1, AMBAC, 5 1/2s, 7/1/08                                          Aaa              5,393,750
                     Metropolitan Trans. Auth. Svcs. Contract Rev. Bonds
          4,000,000    (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                                  Baa1             4,315,000
          8,250,000    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                    Baa1             8,899,688
          5,000,000  Muni. Assistance Corp. IFB, Ser. 337B, 8.2s, 7/1/08
                       (acquired 3/19/98, cost 6,225,100) (RES)                                 AA/P             6,225,000
         10,000,000  NY City, G.O. Bonds, Ser. L, 8s, 8/1/03                                    A3              11,612,500
          6,280,000  NY City, Rev. Bonds, 6s, 8/1/06 (acquired 9/12/97,
                       cost $7,384,526) (RES)                                                   BBB+/P           7,606,650
                     NY City, Indl. Dev. Agcy. Rev. Bonds
          1,000,000    (Visy Paper Inc.), 7.95s, 1/1/28                                         BB-/P            1,168,750
          9,000,000    (Paper Inc.), 7.8s, 1/1/16                                               BB-/P           10,507,500
          5,000,000  NY City, Muni. Assistance Corp. Rev. Bonds
                       (PA 337A), 8.2s, 7/1/07 (acquired 3/19/98,
                       cost $6,169,900) (RES)                                                   AA/P             6,175,000
         10,750,000  NY St. Dorm. Auth. IFB, MBIA 7.45s, 7/1/13
                       (acquired 10/22/97, cost 15,191,120) (RES)                               AAA/P           12,980,625
                     NY State Dorm. Auth. Rev. Bonds
          7,200,000    (State Ed. Fac.), Ser. A, FGIC, 5 7/8s, 5/15/11                          Aaa              7,956,000
          7,000,000    (Cons. City U.), Ser. A, AMBAC, 5 3/4s, 7/1/09                           Aaa              7,700,000
          8,000,000  NY State Energy Research & Dev. Auth. Poll. Control
                       IFB, FGIC, 8.671s, 7/1/29 (acquired 12/19/94,
                       cost $8,353,120) (RES)                                                   Aaa             10,380,000
                     NY State Env. Fac. Corp. Poll. Control Rev. Bonds
         11,185,000    (PA 198), 7.95s, 6/15/10 (acquired 10/22/97,
                       cost $6,012,500) (RES)                                                   Aaa             14,079,119
          5,000,000    Ser. E, MBIA, 6s, 6/15/11                                                Aaa              5,562,500
          5,500,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds, Ser. A,
                       AMBAC, FHA Insd., 6 1/2s, 8/15/29                                        Aaa              6,283,750
          9,750,000  NY State Pwr. Auth. Rev. Bonds, Ser. Z,
                       6 1/2s, 1/1/19 (Refunded)                                                Aa2             10,651,875
          7,000,000  NY State Urban Dev. Corp. Rev. Bonds, 7 1/2s, 4/1/20                       Aaa              7,743,750
         12,590,000  NY State, G.O. Bonds, 6s, 3/1/07                                           A2              13,880,475
          7,000,000  Port Auth. NY & NJ Rev. Bonds (Delta Airlines, Inc.),
                       Ser. 1R, 6.95s, 6/1/08                                                   Baa3             7,656,250
                                                                                                            --------------
                                                                                                               189,474,282

North Carolina (1.5%)
--------------------------------------------------------------------------------------------------------------------------
                     NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. B
          4,000,000    MBIA, 7s, 1/1/08                                                         Aaa              4,705,000
         14,940,000    MBIA, 6 1/8s, 1/1/09                                                     Aaa             16,770,150
          7,500,000  NC Muni. Pwr. Agcy. Rev. Bonds
                       (No. 1, Catawba Elec.), MBIA, 6s, 1/1/11                                 Aaa              8,362,500
                                                                                                            --------------
                                                                                                                29,837,650

Ohio (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          7,200,000  Dayton, Special Fac. Rev. Bonds
                       (Emery Air Freight Corp.), 12 1/2s, 10/1/09                              AAA/P            7,511,544
          6,150,000  OH State Solid Waste Rev. Bonds, (CSC Ltd.)
                       8 1/2s, 8/1/22                                                           B-/P             6,488,250
                                                                                                            --------------
                                                                                                                13,999,794

Oklahoma (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds
                       (Doane Prods Co.), 7 1/4s, 6/1/17                                        B/P              6,345,000
          6,475,000  Tulsa, Indl. Auth. Rev. Bonds (U. of Tulsa), Ser. A,
                       MBIA, 6s, 10/1/11                                                        Aaa              7,332,938
                                                                                                            --------------
                                                                                                                13,677,938

Pennsylvania (5.7%)
--------------------------------------------------------------------------------------------------------------------------
          8,700,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (UPMC Hlth. Syst.), Ser. B, 6s, 7/1/25                                   Aaa              9,744,000
                     Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                       Fac. Rev. Bonds
          1,415,000    (Southwestern Arpt. Cargo Fac.), 8 3/4s, 2/15/09                         BB+/P            1,470,128
          1,330,000    (U.S. Air, Inc.) Ser. A, 8 7/8s, 3/1/21                                  B3               1,506,225
          5,035,000    (U.S. Air, Inc.) Ser. B, 8 1/2s, 3/1/21                                  B3               5,620,319
         12,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds (Forum Place),
                       Ser. A, 6s, 1/15/25                                                      BB-/P           12,437,500
          5,300,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                       Hosp. Rev. Bonds (United Hosp. Inc.), Ser. A,
                       8 3/8s, 11/1/11                                                          AAA              5,697,500
          5,370,000  PA Convention Ctr. Auth. Rev. Bonds, Ser. A,
                       FSA, 6 3/4s, 9/1/19                                                      Aaa              6,081,525
                     PA Econ. Dev. Fin. Auth. Qualified Res.
                       Properties Rev. Bonds
          4,400,000    Ser. A, 8s, 9/1/27 (RSI Properties/Buttler LLC)                          B-/P             4,515,500
          3,500,000    Ser. B, 8s, 9/1/27 (RSI Properties/Greensburg LLC)                       B-/P             3,591,875
          7,250,000  PA Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds (Northampton Generating),
                       Ser. A, 6.6s, 1/1/19                                                     BBB-             7,712,188
          4,800,000  PA Hsg. Fin. Agcy. IFB, 8.293s, 4/1/25                                     Aa               5,190,000
                     PA State Econ. Dev. Fin. Auth. Resource
                       Recvy. Rev. Bonds
         13,000,000    (Colver), Ser. E, 8.05s, 12/1/15                                         BB-/P           14,950,000
          6,250,000    (Northhampton), Ser. B, 6 3/4s, 1/1/07                                   BB+/P            6,828,125
                     PA State Higher Ed. Assistance Agcy. Student Loan
          2,500,000    IFB, AMBAC, 9.703s, 9/1/26                                               Aaa              2,887,500
          8,900,000    Ser. A&B, 7 1/4s, 7/1/18 (In default) (NON)                              Caa3             6,497,000
          5,300,000  Philadelphia, Muni. Auth. Rev. Bonds, Ser. C,
                       8 5/8s, 11/15/16                                                         Aaa              6,128,125
          4,760,000  Philadelphia, Wtr. & Wastewtr. Rev. Bonds,
                       FGIC, 10s, 6/15/05                                                       Aaa              6,283,200
                     Pottsville, Hosp. Auth. Rev. Bonds
                       (Pottsville Hosp. & Warne Clinic)
          2,000,000    7 1/4s, 7/1/24                                                           BBB              2,335,000
          4,000,000    7s, 7/1/14                                                               BBB              4,620,000
                                                                                                            --------------
                                                                                                               114,095,710

Puerto Rico (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  Cmnwlth. of PR, Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac.
                       Rev. Bonds, Ser. M, AMBAC, 5 3/4s, 7/1/10                                Aaa              7,726,250
          4,000,000  Cmnwlth. of PR, IFB, MBIA, 7.934s, 7/1/08                                  Aaa              4,520,000
          3,305,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                       Ser. Z, MBIA, 6 1/4s, 7/1/12                                             Aaa              3,821,406
                     PR Elec. Pwr. Auth. Rev. Bonds
          2,000,000    Ser. BB, MBIA, 6 1/4s, 7/1/10                                            Aaa              2,297,500
          7,000,000    Ser. AA, MBIA, 6s, 7/1/12                                                Aaa              7,910,000
                                                                                                            --------------
                                                                                                                26,275,156

South Carolina (1.6%)
--------------------------------------------------------------------------------------------------------------------------
         13,945,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Stone Container Corp.), 7 3/8s, 2/1/07                                  B+/P            15,130,325
         10,355,000  SC Jobs Econ. Dev. Auth. Rev. Bonds
                       (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                       Baa1            11,299,894
          5,000,000  Spartanburg Cnty., Hosp. Fac. IFB, FSA,
                       8.898s, 4/13/22                                                          Aaa              5,956,250
                                                                                                            --------------
                                                                                                                32,386,469

Tennessee (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,500,000  McMinn Cnty., Indl. Dev. Brd. Poll. Control
                       Rev. Bonds (Newsprint Co.), 7 5/8s, 3/1/16                               Baa1             8,137,500

Texas (4.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,040,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa2             5,443,200
          5,000,000  Amarillo, Hlth. Fac. Corp. Rev. Bonds
                       (Sears Panhandle Retirement), Ser. B,
                       7 3/4s, 8/15/26                                                          BB+/P            5,687,500
                     Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Heartway Corp.)
            635,000    Ser. B, 10s, 3/1/19                                                      CCC+/P             159,544
          3,765,000    Ser. A, 9 1/2s, 3/1/19                                                   CCC+/P           3,849,713
          5,455,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Nancy Travis Memorial Hosp.), 10s, 5/15/13                              B/P              6,648,281
         10,000,000  Dallas Cnty., G.O. Bonds
                       (Flood Control Dist. (#1), stepped-coupon,
                       zero % (8.5s, 10/1/99) 4/1/16 (STP)                                      BB-/P           11,000,000
                     Harris Cnty., Hsg. Fin. Corp. Dev. Bonds
            665,000    Ser. 1983A, 10 3/8s, 7/15/14                                             Baa3               666,257
            500,000    9 7/8s, 3/15/14                                                          BB                 502,185
          9,280,000  Harris Cnty., Hlth. Fac. Rev. Bonds
                       (Hermann Mem. Hosp. Syst.), 5 1/2s, 6/1/13                               Aaa              9,848,400
         15,000,000  Houston, City G.O. Bonds, Ser. C, 7s, 3/1/08                               Aa3             17,718,750
          3,000,000  Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Mem. Hlth. Syst. of East TX), 5.7s, 2/15/28                             BBB              3,007,500
          5,135,000  San Antonio Indept. School Dist. G.O. Bonds,
                       PSFG, 6s, 8/15/09                                                        Aaa              5,706,269
          8,000,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                       Ser. C, GNMA Coll, FNMA Coll, 9.739s, 7/2/24                             AAA              9,970,000
                                                                                                            --------------
                                                                                                                80,207,599

Utah (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                       MBIA, 6 1/4s, 2/15/23                                                    Aaa              5,368,750
          5,500,000  Tooele Cnty., Poll. Control Rev. Bonds
                       (Laidlaw Environmental), Ser. A, 7.55s, 7/1/27                           B-/P             6,153,125
          7,000,000  Tooele Cnty., Hazardous Waste Treatment
                       Rev. Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26                        Baa3             7,008,750
                                                                                                            --------------
                                                                                                                18,530,625

Virginia (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB, FGIC,
                       9.468s, 8/15/23                                                          Aaa              5,304,375
          2,000,000  Henrico Cnty., Indl. Dev. Auth. IFB
                       (Bon Secours Hlth. Syst.), FSA, 7.893s, 8/23/27                          Aaa              2,525,000
         10,435,000  Hopewell, Indl. Dev. Rev. Bonds
                       (Stone Container Corp.), 8 1/4s, 6/1/16                                  B/P             11,700,232
                                                                                                            --------------
                                                                                                                19,529,607

Washington (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Spokane Cnty., Indl. Dev. Corp. Solid Waste Disp.
                       Rev Bonds (Kiaser Alummin. & Chemical Corp.),
                       7.6s, 3/1/27                                                             B-/P             3,981,250
          8,200,000  WA State Hsg. Fin. Comm. Single Fam. Mtge. IFB,
                       GNMA Coll., 10.02s, 12/1/17 (acquired 4/12/95,
                       cost $9,225,000) (RES)                                                   AAA/P            8,733,000
          2,600,000  WA State Hsg. Fin. Comm. Multi-Fam. Rev. Bonds
                       (Clare House Apts.), Ser. A, 5 3/4s, 7/1/30                              AA3              2,622,750
                     WA State Pub. Pwr. Supply Syst. Rev. Bonds
          5,000,000    (Nuclear No. 3) Ser. C, MBIA, 7 1/2s, 7/1/08                             Aaa              6,118,750
          5,000,000    (Nuclear No. 3) Ser. B, MBIA, 7 1/8s, 7/1/16                             Aaa              6,212,500
          9,690,000    (Nuclear No. 2), Ser. A, FSA, 6s, 7/1/09                                 Aaa/P           10,707,450
          5,500,000  Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
                       (Healtheast), 5 1/2s, 11/15/27                                           Baa3             5,341,875
                                                                                                            --------------
                                                                                                                43,717,575
--------------------------------------------------------------------------------------------------------------------------
                     Total Municipal Bonds and Notes
                       (cost $1,834,605,994) (b)                                                            $1,977,678,033
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,005,656,449.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      July 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 1998. Securities rated by
      Putnam are indicated by "/P" and are not publicly rated.


  (b) The aggregate identified cost on a tax basis is $1,834,605,994, resulting in gross unrealized appreciation and depreciation of $151,856,248 and $8,784,209, respectively, or net unrealized appreciation of $143,072,039.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 1998 was $154,473,769 or 7.7% of net assets.

(SEG) A portion of these securities were were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 1998.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at July 31, 1998.

      The fund had the following industry group concentrations greater than 10% at July 31, 1998 (as a percentage of net assets):

      Health care     22.4%

      Transportation  13.3

      Utilities       11.2

      The fund had the following insurance concentration greater than 10% at July 31, 1998 (as a percentage of net assets):

      MBIA            12.3%






--------------------------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 1998

                                                                                      Unrealized
                                                  Aggregate Face     Expiration      Appreciation/
                                   Total Value         Value            Date        (Depreciation)
--------------------------------------------------------------------------------------------------

20 Yr T-Bond Future
(Short)                           $112,541,063     $111,705,197        Sep-98         $(835,866)
Muni Index Future
(Long)                              22,816,000       22,685,254        Sep-98           130,746
--------------------------------------------------------------------------------------------------
                                                                                      $(705,120)

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,834,605,994) (Note 1)                                        $1,977,678,033
-----------------------------------------------------------------------------------------------
Cash                                                                                 12,411,514
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       28,881,015
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,397,705
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          120,868
-----------------------------------------------------------------------------------------------
Total assets                                                                      2,021,489,135

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             42,125
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 4,745,954
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      6,000,000
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            2,591,843
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            939,608
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              325,532
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           30,408
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,589
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,042,583
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  113,044
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    15,832,686
-----------------------------------------------------------------------------------------------
Net assets                                                                       $2,005,656,449

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,961,340,601
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            451,768
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                (98,502,842)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          142,366,922
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $2,005,656,449

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($934,747,195 divided by 63,986,537 shares)                                              $14.61
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.61)*                                  $15.34
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,052,827,286 divided by 72,008,837 shares)**                                          $14.62
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,081,968 divided by 1,237,641 shares)                                                $14.61
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.61)***                                $15.10
-----------------------------------------------------------------------------------------------

   * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 *** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

     The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1998

Tax exempt interest income:                                                        $131,188,653

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     10,911,248
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,323,194
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       36,788
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         19,440
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,290,402
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                11,626,175
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    90,457
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  41,909
-----------------------------------------------------------------------------------------------
Registration fees                                                                           557
-----------------------------------------------------------------------------------------------
Auditing                                                                                 61,638
-----------------------------------------------------------------------------------------------
Legal                                                                                    16,080
-----------------------------------------------------------------------------------------------
Postage                                                                                 193,416
-----------------------------------------------------------------------------------------------
Other                                                                                   105,101
-----------------------------------------------------------------------------------------------
Total expenses                                                                       26,716,405
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (335,816)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         26,380,589
-----------------------------------------------------------------------------------------------
Net investment income                                                              $104,808,064
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (39,325,595)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (9,771,241)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year               56,405,435
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               7,308,599
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $112,116,663
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended July 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  104,808,064  $  110,373,832
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                    (49,096,836)     (2,973,761)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           56,405,435      75,459,771
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                112,116,663     182,859,842
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (36,129,110)    (34,200,705)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (67,180,332)    (75,427,802)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (949,710)       (797,574)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                        (71,360,253)     24,687,444
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (63,502,742)     97,121,205

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 2,069,159,191   1,972,037,986
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed and
distributions in excess of net investment
income of $451,768 and $195,279, respectively)                                   $2,005,656,449  $2,069,159,191
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                      Sept. 20, 1993+
operating performance                                                  Year ended July 31                          to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.56           $14.05           $14.14           $14.24           $15.34
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .80(c)           .84              .90              .94              .83
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .06              .52             (.10)            (.10)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .86             1.36              .80              .84             (.15)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.81)            (.85)            (.89)            (.94)            (.83)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                                          --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.81)            (.85)            (.89)            (.94)            (.95)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.61           $14.56           $14.05           $14.14           $14.24
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            6.08             9.97             5.76             6.24             (.99)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $934,747         $625,602         $540,607         $474,984         $361,593
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                            .88              .85              .84              .87              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.60             5.94             6.27             6.73             5.58*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              39.62            56.22            67.70            60.41            44.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.56           $14.05           $14.14           $14.24           $15.01
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .73(c)           .75              .80              .85              .86
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .05              .51             (.09)            (.10)            (.65)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .78             1.26              .71              .75              .21
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.72)            (.75)            (.80)            (.85)            (.85)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                                          --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.72)            (.75)            (.80)            (.85)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.62           $14.56           $14.05           $14.14           $14.24
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            5.47             9.26             5.08             5.54             1.36
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,052,827       $1,427,365       $1,421,448       $1,436,481       $1,522,955
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           1.53             1.50             1.50             1.51             1.45
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.95             5.30             5.62             6.10             5.76
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              39.62            56.22            67.70            60.41            44.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       Dec. 29, 1994+
operating performance                                                         Year ended July 31                   to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $14.55           $14.04           $14.13           $13.43
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .78(c)           .80              .84              .58
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .05              .51             (.08)             .70
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .83             1.31              .76             1.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.77)            (.80)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investment                                                           --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.77)            (.80)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $14.61           $14.55           $14.04           $14.13
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             5.84             9.64             5.44             9.69*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $18,082          $16,192           $9,984           $2,331
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.18             1.15             1.13              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             5.30             5.63             5.87             3.98*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               39.62            56.22            67.70            60.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.




Notes to financial statements
July 31, 1998

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments are stated at amortized cost, which approximates market value, and restricted securities are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 1998, the fund had a capital loss carryover of approximately $58,227,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover         Expiration
--------------     ---------------
 $24,429,000        July 31, 2003
 $12,477,000        July 31, 2004
 $21,321,000        July 31, 2006

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1998, the fund reclassified $98,135 to increase undistributed net investment income and $413,701 to increase paid-in-capital, with an increase to accumulated net realized losses of $511,836. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any excess thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1998, fund expenses were reduced by $335,816 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,390 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, and 0.50% of the average net assets attributable to class A, class B, and class M shares, respectively.

For the year ended July 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $116,216 and $5,795 from the sale of class A and class M shares, respectively and $2,184,733 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $19,643 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $748,998,582 and $799,109,844, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                    Year ended
                                                   July 31, 1998
----------------------------------------------------------------------
Class A                                      Shares             Amount
----------------------------------------------------------------------
Shares sold                              28,069,998       $409,772,052
----------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             1,246,975         18,208,766
----------------------------------------------------------------------
                                         29,316,973        427,980,818

Shares
repurchased                              (8,309,305)      (120,936,185)
----------------------------------------------------------------------
Net increase                             21,007,668       $307,044,633
----------------------------------------------------------------------

                                                    Year ended
                                                   July 31, 1997
----------------------------------------------------------------------
Class A                                      Shares             Amount
----------------------------------------------------------------------
Shares sold                              17,469,517       $247,871,332
----------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             1,233,532         17,525,638
----------------------------------------------------------------------
                                         18,703,049        265,396,970

Shares
repurchased                             (14,205,309)      (201,674,072)
----------------------------------------------------------------------
Net increase                              4,497,740        $63,722,898
----------------------------------------------------------------------

                                                    Year ended
                                                   July 31, 1998
----------------------------------------------------------------------
Class B                                      Shares             Amount
----------------------------------------------------------------------
Shares sold                              10,108,105       $147,435,626
----------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             2,129,373         31,112,941
----------------------------------------------------------------------
                                         12,237,478        178,548,567

Shares
repurchased                             (38,248,975)      (558,756,204)
----------------------------------------------------------------------
Net decrease                            (26,011,497)     $(380,207,637)
----------------------------------------------------------------------

                                                    Year ended
                                                   July 31, 1997
----------------------------------------------------------------------
Class B                                      Shares             Amount
----------------------------------------------------------------------
Shares sold                              19,278,563       $273,428,476
----------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             2,486,227         35,319,294
----------------------------------------------------------------------
                                         21,764,790        308,747,770

Shares
repurchased                             (24,895,016)      (353,480,814)
----------------------------------------------------------------------
Net decrease                             (3,130,226)      $(44,733,044)
----------------------------------------------------------------------

                                                    Year ended
                                                   July 31, 1998
----------------------------------------------------------------------
Class M                                      Shares             Amount
----------------------------------------------------------------------
Shares sold                                 414,110         $6,023,344
----------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                42,097            614,641
----------------------------------------------------------------------
                                            456,207          6,637,985

Shares
repurchased                                (331,509)        (4,835,234)
----------------------------------------------------------------------
Net increase                                124,698         $1,802,751
----------------------------------------------------------------------

                                                    Year ended
                                                   July 31, 1997
----------------------------------------------------------------------
Class M                                      Shares             Amount
----------------------------------------------------------------------
Shares sold                                 633,553         $8,978,501
----------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                35,274            500,706
----------------------------------------------------------------------
                                            668,827          9,479,207

Shares
repurchased                                (266,903)        (3,781,617)
----------------------------------------------------------------------
Net increase                                401,924         $5,697,590
----------------------------------------------------------------------


Federal tax information
(Unaudited)

The fund has designated 99.95% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $32,702,279 as capital gain, which includes $3,364,473 as 20% capital gain, for its taxable year ended July 31, 1998.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.

PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

+ Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government.
   These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund.It contains more complete information, including charges and expenses.
   Please read it carefully before you invest or send money.

Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Steven M. Oristaglio
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------

45521  500/036/679/851  9/98